EATON VANCE EQUITY ASSET ALLOCATION FUND Supplement to Prospectus dated May 1, 2010

The following replaces the second paragraph under "Multi-Cap Growth Portfolio." in "Management and Organization":

Kwang Kim, Gerald I. Moore and G. R. Nelson are portfolio managers of Multi-Cap Growth Portfolio (since November 2010). Messrs. Kim and Nelson are Vice Presidents of Eaton Vance and BMR and have been analysts at Eaton Vance for more than five years. Mr. Moore joined Eaton Vance in November 2010 and is currently a Vice President of Eaton Vance and BMR. Prior to joining Eaton Vance, Mr. Moore was Managing Director/Senior Portfolio Manager (2007-2010) and Senior Vice President/Senior Portfolio Manager (2002-2006) at Putnam Investments.

November 1, 2010	4864-11/10	COMBEQPS